FIRST AMENDMENT OF THE AGREEMENT AND PLAN OF SHARE EXCHANGE

  FOR GOOD AND VALUABLE CONSIDERATIONS, the receipt and sufficiency of which is hereby acknowledged, the Agreement And Plan Of Share Exchange (the "Agreement"), made as of the 5th day of May, 1998, by and among INNOVUS CORPORATION, a Delaware corporation ("Innovus"), INTERMARK CORPORATION, a California corporation ("Intermark"), and the securityholders of Intermark identified on the signature pages hereto who execute this Agreement ("Exchanging Securityholders"), is hereby amended as follows:

     Section 7 of the Agreement is amended to define the term Termination Date to mean July 20, 1998 for any and all purposes under each and every Section, term or provision of the Agreement in which the term Termination Date appears.

     The Agreement, as expressly amended hereby, shall continue in full force and effect, on and subject to the terms of the Agreement, as hereby amended. Except as expressly stated herein, the Agreement is not otherwise amended hereby.

     IN WITNESS WHEREOF, the parties hereto have entered into the foregoing First Amendment of Agreement and Plan of Share Exchange as of the 17th day of June, 1998.

INNOVUS CORPORATION,                     INTERMARK CORPORATION,
a Delaware corporation                   a California corporation

    Terry R. Haas                           Tom Hemingway
By:------------------------              By:-----------------------
Terry R. Haas, Chief Executive Officer    Tom Hemingway, Chief Executive
and President                                Officer

    David Mock                              T. Richard Hutt
By:-----------------------               By:-----------------------
David Mock, Chief Financial Officer         T. Richard Hutt, Secretary
and Chairman of the Board

                                            James Budd
                                         By:-----------------------
                                            James Budd, Vice President
[SIGNATURES CONTINUE ON NEXT PAGE]

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
 [AGREEMENT AND PLAN OF SHARE EXCHANGE: SIGNATURES CONTINUED FROM PRIOR PAGE]
                                         EXCHANGING SECURITYHOLDERS

                                         /s/ Tom Hemingway
                                         --------------------------
                                         Tom Hemingway, an individual
                                         Number of Intermark
                                         Common Shares: 960,000
                                         Number of Intermark Options: 250,000


                                         /s/ James Budd
                                         --------------------------
                                         James Budd, an individual
                                         Number of Intermark
                                         Common Shares: 960,000
                                         Number of Intermark Options: 100,000


                                         /s/ T. Richard Hutt
                                         --------------------------
                                         T. Richard Hutt, an individual
                                         Number of Intermark
                                         Common Shares: 960,000
                                         Number of Intermark Options: 100,000

                                         /s/ Detra Mauro
                                         --------------------------
                                         Detra Mauro, an individual
                                         Number of Intermark
                                         Common Shares: 120,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Tom Kirk
                                         --------------------------
                                         Tom Kirk, an individual
                                         Number of Intermark
                                         Common Shares: 35,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ CJ D'Angelo
                                         --------------------------
                                         CJ D'Angelo, an individual
                                         Number of Intermark
                                         Common Shares: 90,000
                                         By: Tom Hemingway, attorney-in-fact
[SIGNATURES CONTINUE ON NEXT PAGE]

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                                         /s/ Robin Cruse
                                         --------------------------
                                         Robin Cruse, an individual
                                         Number of Intermark
                                         Common Shares: 35,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Brian Bae
                                         --------------------------
                                         Brian Bae, an individual
                                         Number of Intermark
                                         Common Shares: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Jennifer Nagel
                                          --------------------------
                                         Jennifer Nagel, an individual
                                         Number of Intermark
                                         Common Shares: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Terry Murphy
                                         --------------------------
                                         Terry Murphy, an individual
                                         Number of Intermark
                                         Common Shares: 12,500
                                         Number of Intermark Options: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Greg Clark
                                         --------------------------
                                         Greg Clark, an individual
                                         Number of Intermark
                                         Common Shares: 12,500
                                         Number of Intermark Options: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Nick Yocca
                                         --------------------------
                                         Nick Yocca, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 20,000
                                         Number of Intermark Options: 60,000
                                         By: Tom Hemingway, attorney-in-fact
[SIGNATURES CONTINUE ON NEXT PAGE]

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                                         /s/ Lawrence L. Tyson
                                         --------------------------
                                         Lawrence L. Tyson, an individual
                                         Number of Intermark
                                         Common Shares: 60,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Kirit Goradia
                                         --------------------------
                                         Kirit Goradia, an individual
                                         Number of Intermark
                                         Common Shares: 45,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Matthew Minardi
                                         --------------------------
                                         Matthew Minardi, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 3,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ John Schmitz
                                         --------------------------
                                         John Schmitz, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 5,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ John Saunders
                                         --------------------------
                                         John Saunders, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible notes: 79,155
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Terry Dorsey
                                         --------------------------
                                         Terry Dorsey, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible notes: 55,000
                                         By: Tom Hemingway, attorney-in-fact
[SIGNATURES CONTINUE ON NEXT PAGE]

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 [AGREEMENT AND PLAN OF SHARE EXCHANGE: SIGNATURES CONTINUED FROM PRIOR PAGE]

                                         /s/ Sam D'Angelo
                                         --------------------------
                                         Sam D'Angelo, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Charles F. Marks
                                         --------------------------
                                         Charles F. Marks, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 2,500
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ James Cruse
                                         --------------------------
                                         James Cruse, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 2,500
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Dale Max Boyko
                                         --------------------------
                                         Dale Max Boyko, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible notes: 5,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Karen Emmett
                                         --------------------------
                                         Karen Emmett, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 5,000
                                         By: Tom Hemingway, attorney-in-fact


[SIGNATURES CONTINUE ON NEXT PAGE]

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                                         /s/ Delores E. Vierila
                                         --------------------------
                                         Delores E. Vierila, Trustee of the
                                         Delores E. Vierila Trust
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Allan Budd
                                         --------------------------
                                         Allan Budd, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Gary Noe
                                         --------------------------
                                         Gary Noe, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible note: 2,500
                                         By: Tom Hemingway, attorney-in-fact


                                         GLOBAL MARKETING PARTNERS, INC.


                                         By: /s/ Stan Hirshman
                                            --------------------------
                                         Stan Hirshman, President
                                         Number of Intermark
                                         Common Shares: 6,000
                                         By: Tom Hemingway, attorney-in-fact


                                         NUTRIDATA


                                         By: /s/ Riza Rahman
                                           -------------------------------
                                         Riza Rahman, President
                                         Number of Intermark
                                         Common Shares: 6,000
                                         By: Tom Hemingway, attorney-in-fact
[SIGNATURES CONTINUE ON NEXT PAGE]

                                       6
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                                         /s/ Bill Kesselring
                                         --------------------------
                                         Bill Kesselring, an individual
                                         Number of Intermark
                                         Common Shares issuable under
                                         convertible notes: 25,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Dave Lyons
                                         --------------------------
                                         Dave Lyons, an individual
                                         Number of Intermark Options: 10,000
                                         By: Tom Hemingway, attorney-in-fact

                                         /s/ Bobby Orbach
                                         --------------------------
                                         Bobby Orbach, an individual
                                         Number of Intermark
                                         Common Shares: 10,000
                                         By: Tom Hemingway, attorney-in-fact



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